Exhibit 23.3

CONSENT OF QUALIFIED PERSON

To:	U.S. Securities and Exchange Commission

Re:	Registration Statement on Form F-1 of Chilwa Minerals Limited (the “Company”)

I, Bernhard Siebrits of Belenos Holdings (Pty) Ltd (“Belenos”), in connection with the Company’s Registration Statement on Form F-1 (including any amendments or supplements thereto, the “Registration Statement”), consent on behalf of Belenos to:

●	the public filing by the Company and use of the technical report titled “Technical Report Summary for the Chilwa Critical Minerals Project - Malawi” (the “Technical Report”), with an effective date of May 19, 2026 and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Registration Statement;

●	the use of and references to Belenos, including its status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Registration Statement and any such Technical Report; and

●	any extracts from or a summary of the Technical Report in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me on behalf of Belenos, that I supervised the preparation of and/or that was reviewed and approved by me on behalf of Belenos, that is included or incorporated by reference in the Registration Statement.

Belenos employs professional geologists that conform to the “qualified person” definition (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), and I served as a “qualified person” for the Technical Report. I am responsible for authoring, and this consent pertains to, the Technical Report. I certify that I have read the Registration Statement and that it both fairly and accurately represents the information in the Technical Report for which Belenos is responsible.

Dated: May 19, 2026

Belenos Holdings (Pty) Ltd

By:	/s/ Bernhard Siebrits
Name:	Bernhard Siebrits
Title:	Lead Consulting Author - Mineral Resources

CONSENT OF QUALIFIED PERSON

To:	U.S. Securities and Exchange Commission

Re:	Registration Statement on Form F-1 of Chilwa Minerals Limited (the “Company”)

I, Bertus Cilliers of Belenos Holdings (Pty) Ltd (“Belenos”), in connection with the Company’s Registration Statement on Form F-1 (including any amendments or supplements thereto, the “Registration Statement”), consent on behalf of Belenos to:

●	the public filing by the Company and use of the technical report titled “Technical Report Summary for the Chilwa Critical Minerals Project - Malawi” (the “Technical Report”), with an effective date of May 19, 2026 and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit to and referenced in the Registration Statement;

●	the use of and references to Belenos, including its status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Registration Statement and any such Technical Report; and

●	any extracts from or a summary of the Technical Report in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report, or portions thereof, that was prepared by me on behalf of Belenos, that I supervised the preparation of and/or that was reviewed and approved by me on behalf of Belenos, that is included or incorporated by reference in the Registration Statement.

Belenos employs professional geologists that conform to the “qualified person” definition (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), and I served as a “qualified person” for the Technical Report. I am responsible for authoring, and this consent pertains to, the Technical Report. I certify that I have read the Registration Statement and that it both fairly and accurately represents the information in the Technical Report for which Belenos is responsible.

Dated: May 19, 2026

Belenos Holdings (Pty) Ltd

By:	/s/ Bertus Cilliers
Name:	Bertus Cilliers
Title:	Lead Consulting Author – Exploration